AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com



AROTECH CORPORATION

SPRING 2014

SAFE HARBOR STATEMENT

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Forward looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended) regarding Arotech Corporation (Arotech) and/or its subsidiaries collective the company, to the extent such statements do not relate to historical or current fact. Forward Looking Statements are based on management's expectations, estimates, projections and assumptions. Forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results, performance and trends may differ materially from these forward looking statements due to a variety of factors, including, without limitation: product and technology development; the uncertainty of the market for Arotech's products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders (including as a result of budgetary cuts resulting from automatic sequestration under the Budget Control Act of 2011); and other risk factors detailed in Arotech's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2013, in Exhibit 99.3 to Arotech's Current Report on 8-K filed on April 1, 2014, and Arotech's other filings with the Securities and Exchange Commission. Arotech assumes no obligation to update the information in this release. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation. The factors listed above are not all-inclusive, and further information is contained in Arotech's latest annual report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission. All forward looking statements speak only as of the date of this release. Arotech does not undertake to update its forward-looking statements.

ABOUT US

An overview of Arotech

WHAT WE DO

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Growth Engine	Solid Profitability
Battery, Electronics and Power Systems Technologies	Training and Simulation Systems





"Our goal is to provide quality defense and security products for the military, law enforcement and homeland security markets."

AROTECH AT A GLANCE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

REVENUE & EBITDA - HISTORICAL

US$ MILLIONS, %



89.0
79.1
62.1
57.0
54.2
51.2
24.0
20.9
19.3
17.8
18.7
15.2
65.0
58.2
42.9
39.2
35.6
36.0
2008
2009
2010
2011
2012
2013
Total Revenue
Batteries, Power & Electronics Revenue
Simulation & Training Revenue

NASDAQ

Ticker Symbol

ARTX



Headquartered

Ann Arbor, MI



CEO 6.6%
Senior Exec. 5.8%
Free Float 87.6%

Shares Outstanding
As of April 1, 2014

21.0m

FIRST QUARTER 2014 SUMMARY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



22.4
Total Revenue
6.7
Batteries, Power & Electronics Revenue
15.7
Simulation & Training Revenue
2014AQ1

Last Quarter of Arotech without UEC

- Significant improvement in profitability
- Gross margin 32.8% vs. 23.9% last year
- EBITDA grew to $2.5m (up 61% YoY)
- EBITDA margins at 10.7% vs. 6.9% Q1-13
- Net income at $1m / $0.05 per share

UEC ACQUISITION

A highly accretive acquisition for Arotech

ACQUISITION: UEC ELECTRONICS

ARОТЕCH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

UEC ELECTRONICS

Develops and manufactures electronic components and subsystems for military, aerospace and industrial customers

April 1, 2014 — Arotech acquires UEC

Highly complementary business — Battery and Power Systems Division

Accretive acquisition — Significant cross-sales opportunities and R&D synergies

Specialties — Hybrid Power Generation — Smart Power Subsystems — C4ISR

Customers include:

TANK AUTOMOTIVE COMMAND

SPACE & NAVAL WARFARE SYSTEMS COMMAND
SPAWAR

BOEING

Raytheon

LOCKHEED MARTIN

BAE SYSTEMS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

SIMULATION

Training and Simulation Systems

SIMULATION PRODUCTS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Vehicle Simulators	Judgmental Use of Force	High Speed Weapons Simulation	Research Simulation
			

Out of 250+ customers per year, customer base includes:

U.S. ARMY
U.S. DEPARTMENT OF HOMELAND SECURITY
DEPARTMENT OF THE NAVY · UNITED STATES MARINE CORPS
DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA
DEPARTMENT OF THE AIR FORCE
YORK REGION TRANSIT

L3 communications
LOCKHEED MARTIN
BOEING
CUBIC
DRS TECHNOLOGIES
Raytheon

KEY PROGRAMS: VCTS

VIRTUAL CLEARANCE TRAINING SUITE
DETECT • IDENTIFY • NEUTRALIZE

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



RG-31/33 Panther Trailer
(4) RG- Simulators



IOS/AAR Trailer:
(3) Shared IOS/AAR Stations



Buffalo Trailer – (4) Buffalo Simulators



Husky/JERRV/Talon Trailer –
(2) Husky's, (1) Talon, (1) Talon IOS,
(1) JERRV, and (1) JERRV IOS






Virtual Clearance Training Suite (VCTS)

- Trains route clearance teams to detect and neutralize improvised explosive devices (IEDs)
- Contract value $78m (28 suites,4 trailers each) with an additional $25m in options
- Received recent modifications to the contract for additional $11m
- On schedule:25 suites delivered to date; last 3 suites built and awaiting delivery

KEY PROGRAMS: BOSS






KC-135
TEAM
BOSS

Boom Operator Simulator Systems (BOSS)

Trainer for Air National Guard Boom Operators

- High fidelity immersive trainer replicating KC-135R Block 40 boom pod
- The BOSS is intended for squadron level training to be co-located with operational KC-135 air refueling wings
- BOSS provides Air National Guard with significant ROI and cost savings
- Exercised options: 16 production units, a demonstrator retrofit, and initial 12 months Contractor Logistical Support
- The ANG BOSS contract is funded for $25m over 5 years
- Completed System acceptance for first unit and Aerial Refueling Airplane Simulator Qualification.

BATTERIES

Battery, Electronics and Power Systems Technologies

BATTERY, POWER & ELECTRONICS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

A *one-stop-shop* for superior custom power & electronic defense solutions

SWIPES & Rechargeable	High Energy	UW and UAVs	Battery Management Systems
			

Customers include:

THALES
भारत इलेक्ट्रॉनिक्स BHARAT ELECTRONICS
Elbit Systems
EAM EASTERN AERO MARINE
U.S. ARMY
צ.ה.ל ISRAEL DEFENSE FORCE

KEY PROGRAMS: GREENS





Ground Renewable Expeditionary Energy Network Systems (GREENS)

- A man-transportable renewable energy solution for austere environments
- Significant opportunity with US army over next five years

KEY PROGRAMS: DCPMS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES



DPCMS: The Modernization of Light Armored Vehicles (LAV) Electrical Systems

Distributed Power Control and Management System (DPCMS)

- Reduces weight of vehicle
- Makes LAV platform viable until 2035 - 20 years beyond its acquisition lifecycle
- DPCMS competitive advantages:
  - Modular and Reconfigurable,
  - Expandable,
  - Supportability,
  - Maintainability,
  - Survivability,
  - Usability, *and*
  - Reduced cost

KEY PROGRAMS: SWIPES

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Soldier Worn Integrated Power Equipment Systems (SWIPES™)


U.S. ARMY
GREATEST
INVENTIONS '10

- Efficient energy system for Future Soldier
  - 30% reduction in battery weight
  - Modular power distribution system
  - Suitable for any power source
  - Batteries always charged and ready for use
- Launched 2010; US army sales begin 2012
- Army and OEM requested development in progress
- Further growth potential:
  - Other branches of the US Armed Forces
  - Israeli army (in development)
  - Other armies


or

GROWTH ENGINES

Arotech's Current R&D Investments

DEVELOPMENT PROGRAMS

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

ABPS DIVISION NEW DEVELOPMENTS:

- HIGH POWER LITHIUM TO REPLACE LEAD-ACID – NATO 6T
- BATTERY MANAGEMENT SYSTEM (BMS) FOR SAFETY
- NEW IRON FLOW STORAGE BATTERY


Battery Management


Silent Watch


Today's Redox Flow Battery Design
Cathode Liquid
Membrane
Anode Liquid
New Lithium-Polysulfide Flow Battery Design
Lithium Anode
Coating
Polysulfide Cathode

R&D: NATO 6T ALTERNATIVE

ARỌ̀TECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NATO 6T Standardized battery is used in 95% of Military Vehicles

Advantages of Lithium-ion alternative to standard Lead-Acid: *Higher Energy & Power Density*

- More Capacity
- More Power
- Longer Shelf Life
- Better Value
- Reliability
- Safety


NATO 6T

Specifications	Baseline 6T Lead Acid	Our Technology Goals
Voltage	12V	24V
Capacity (Rate)	120Ahr (C/20)	180Ahr (C/2)
Peak Current	1100A	~1000A
Deep Cycle Life (100% DOD)	120	1000
Weight	40kg	35-40kg
Energy Density	36Wh/kg	110-120Wh/kg

R&D GOAL

Provide Lithium-ion advantages and build cost effective battery

R&D: BMS

ARROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES


BMS
monitoring
reporting
signals
balance
Measurement & Pack Management
override
High Level vehicle controller
power
protection
power
Lithium pack

Battery Management System (BMS)

Vital for reducing Li battery safety and to increase longevity

Arotech's generic BMS will:

- Monitor and report on all physical aspects of the battery (current, voltage, temperatures)
- Control fan/pump, cell balancing, zero current protection
- Track SOC (State of Charge) & SOH (State of Health)

R&D: IRON FLOW GRID STORAGE

ARROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Grid Storage

The highly variable supply of renewables requires a buffer to supply the relatively flat demand for energy

Grid storage is an energy buffer (storage) facility that takes power and stores it for later use



Solar Panel(s)
Variable Supply

Opportunity for Grid Storage

Creating a reliable and constant supply of power that can be drawn on as demanded, regardless of variable nature of supply

- Arotech's EFL subsidiary is developing an Iron Flow battery for grid storage
- Lab tests have been very promising so far



Relatively Constant Demand

R&D: IRON FLOW BATTERY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES




Electrolyte tank
Electrode
Ion-selective membrane
Electrolyte tank
Electrolyte
Electrolyte
Pump
Power source/load
Pump

- ✓ **Patent pending** Iron/Iron Ferrocyanide chemistry
- ✓ **Lowest total lifecycle cost**
- ✓ **Lowest energy density capital cost**
- ✓ **Competitive power capital cost**
- ✓ **Low maintenance cost**
- ✓ **Made from abundant and cheap natural resources**
- ✓ **Safe and proven chemistry**

Electric Fuel®

TIMELINE: IRON FLOW BATTERY

AROTECH
ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

Stage I: Feasibility Study Completed Q3 2013



Stage II: Pilot Completed in Q4 2013

- Demonstrate a lab scale pilot
- Fabricate unique membrane
- Manufacture anode in house



Stage III: 2015-2016 - budget $4-6m

- Demonstrate 20kW/100kWh pilot *
  Exceed cost target for mass production
- Pilot production facility for flow battery components
- Secure beta-site program with energy supplier

*size of a shipping container, enough to power several houses for a few hours

SUMMARY

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

- **Accretive acquisition expected to benefit 2014 and beyond**
- **At inflection point of growing profitability and positive cash flow**
- **Developing growth engines addressing significant and new markets**

AROTECH

ADVANCED RESEARCH AND ORIGINAL TECHNOLOGIES

NASDAQ: ARTX | www.arotech.com

THANK YOU!